                                                                    Exhibit 99.2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of The Bear Stearns Companies Inc.

We have audited (1) the consolidated financial statements of The Bear Stearns Companies Inc. and subsidiaries (the "Company") as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007, and have issued our report thereon dated January 28, 2008 (April 11, 2008 as to Note
23)(which report expresses an unqualified opinion and includes explanatory paragraphs referring to substantial doubt about the Company's ability to continue as a going concern, and the adoption of Statement of Financial Accounting Standards ("SFAS") No. 155, "Accounting for Certain Hybrid Instruments, an amendment of FASB Statements No. 133 and 140" and SFAS No. 157, "Fair Value Measurements"), such consolidated financial statements and report are included as Exhibit No. 99.1 in this Current Report on Form 8-K; and (2) the Company's internal control over financial reporting as of November 30, 2007, and have issued our report thereon dated January 28, 2008, such report is included in the Company's 2 007 Annual Report on Form 10-K for the year ended November 30, 2007. Our audits also included the financial statement schedule (Schedule I) of The Bear Stearns Companies Inc. (Parent Company Only). This financial statement schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

We have not audited any consolidated financial statements of the Company for any period subsequent to November 30, 2007, nor have we performed a review of interim financial statements in conformity with the standards of the Public Company Accounting Oversight Board (United States) for any period subsequent to November 30, 2007. However, as referenced in Note 4 to the financial statement schedule and discussed in Note 23 to the consolidated financial statements, during the end of the week of March 10, 2008, the Company experienced a significant liquidity crisis which seriously jeopardized the financial viability of the Company, and which raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are also discussed in Note 23 to the consolidated financial statements. The consolidated financial statements and the financial statement schedule do not include any adjustments that might result from the outcome of this uncertainty.

Effective December 1, 2006, the Company adopted SFAS No. 155, "Accounting for Certain Hybrid Instruments, an amendment of FASB Statements No. 133 and 140" and SFAS No. 157, "Fair Value Measurements."

/s/ Deloitte & Touche LLP

New York, New York
January 28, 2008

(April 11, 2008 as to Note 4)

                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                         THE BEAR STEARNS COMPANIES INC.
                              (PARENT COMPANY ONLY)
                         CONDENSED STATEMENTS OF INCOME
                                  (in millions)


Fiscal Years Ended November 30,                                            2007             2006              2005
                                                                        -----------      ------------      -----------

REVENUES
Interest.........................................................       $   4,102        $   3,157         $   1,233
Other............................................................             534              195               248
                                                                        -----------      ------------      -----------
                                                                            4,636            3,352             1,481
                                                                        -----------      ------------      -----------
EXPENSES
Interest.........................................................           4,235            3,387             1,582
Other............................................................             198              206               196
                                                                        -----------      ------------      -----------
                                                                            4,433            3,593             1,778
                                                                        -----------      ------------      -----------
Income (loss) before benefit from income taxes and equity in
    earnings of subsidiaries.....................................             203             (241)             (297)
(Provision for)/benefit from income taxes........................            (160)              20                96
                                                                        -----------      ------------      -----------
Income (loss) before equity in earnings of subsidiaries                        43             (221)             (201)
Equity in earnings of subsidiaries, net of tax...................             190            2,275             1,663
                                                                        -----------      ------------      -----------
Net income.......................................................       $     233        $   2,054         $   1,462
                                                                        ===========      ============      ===========


See Notes to Condensed Financial Information.

                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                         THE BEAR STEARNS COMPANIES INC.
                              (PARENT COMPANY ONLY)
                   CONDENSED STATEMENTS OF FINANCIAL CONDITION
                        (in millions, except share data)

As of November 30,                                                                        2007               2006
                                                                                      -------------      -------------

ASSETS
Cash and cash equivalents.......................................................      $    17,401        $     2,007
Securities purchased under agreements to resell.................................            1,409                 97
Receivables from subsidiaries...................................................           47,985             67,185
Subordinated loans receivable from subsidiaries.................................           12,948              9,963
Investments in subsidiaries, at equity..........................................            8,097              7,975
Assets of variable interest entities............................................              650                575
Other assets....................................................................            7,587              3,580
                                                                                      -------------      -------------
Total Assets....................................................................      $    96,077        $    91,382
                                                                                      =============      =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Unsecured short-term borrowings.................................................      $     8,723        $    19,467
Collateralized financings.......................................................              122                  --
Payables to subsidiaries........................................................            6,961              6,573
Liabilities of variable interest entities.......................................              205                220
Other liabilities and accrued expenses..........................................            2,345              1,102
                                                                                      -------------      -------------
                                                                                           18,356             27,362
                                                                                      -------------      -------------
Commitments and contingencies (Note 1)
Long-term borrowings............................................................           65,665             51,628
Long-term borrowings from subsidiaries..........................................              263                263

STOCKHOLDERS' EQUITY
Preferred stock                                                                               352                359
Common stock, $1.00 par value; 500,000,000 shares authorized as of November 30,
    2007 and 2006; 184,805,847 shares issued as of November 30, 2007 and 2006...              185                185
Paid-in capital.................................................................            4,986              4,579
Retained earnings...............................................................            9,441              9,385
Employee stock compensation plans...............................................            2,478              2,066
Accumulated other comprehensive loss............................................               (8)                 --
Treasury stock, at cost:
    Common stock: 71,807,227and 67,396,876 shares as of November 30, 2007 and
        2006, respectively......................................................           (5,641)            (4,445)
                                                                                      -------------      -------------
Total Stockholders' Equity......................................................           11,793             12,129
                                                                                      -------------      -------------
Total Liabilities and Stockholders' Equity......................................      $    96,077        $    91,382
                                                                                      =============      =============

See Notes to Condensed Financial Information.

                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                         THE BEAR STEARNS COMPANIES INC.
                              (PARENT COMPANY ONLY)
                       CONDENSED STATEMENTS OF CASH FLOWS
                                  (in millions)

Fiscal Years Ended November 30,                                           2007              2006             2005
                                                                      -------------     -------------    -------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net income......................................................      $       233       $     2,054      $     1,462
Adjustments to reconcile net income to cash provided by
  operating activities:
    Non-cash items included in net income:
        Employee stock compensation plans.......................               31             1,010              801
        Equity in earnings of subsidiaries, net of dividends
           received.............................................           (1,292)             (493)            (876)
        Other...................................................               14                10               10
Decreases (increases) in assets:
    Securities purchased under agreements to resell.............           (1,312)               77               99
    Other assets................................................           (2,397)            1,007              (34)
Increases (decreases) in liabilities:
    Payables to subsidiaries....................................              388             1,566            1,276
    Other liabilities and accrued expenses......................            2,071               (50)             306
                                                                      -------------     -------------    -------------
Cash provided by operating activities...........................           (2,264)            5,181            3,044
                                                                      -------------     -------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES
Short-term borrowings, net......................................          (10,744)            9,898            4,524
Collateralized financings                                                     122                --               --
Proceeds from issuance of long-term borrowings..................           21,193            16,503           14,112
Issuance of common stock........................................              162               289              202
Cash retained resulting from tax deductibility under share-based
    payment arrangements........................................              254               363              426
Redemption of preferred stock...................................               (7)              (13)             (76)
Payments for:
    Retirement of long-term borrowings..........................           (8,865)           (7,143)          (5,966)
    Treasury stock purchases....................................           (1,670)           (1,374)            (870)
Cash dividends paid.............................................             (172)             (155)            (139)
                                                                      -------------     -------------    -------------
Cash provided by financing activities...........................              273            18,368           12,213
                                                                      -------------     -------------    -------------

CASH FLOWS FROM INVESTING ACTIVITIES
Receivables from subsidiaries...................................           19,200           (23,691)         (11,313)
Subordinated loans receivable from subsidiaries.................           (2,985)              223           (1,469)
Investments in subsidiaries, net................................            1,170              (228)            (321)
                                                                      -------------     -------------    -------------
Cash provided by (used in) investing activities.................           17,385           (23,696)         (13,103)
                                                                      -------------     -------------    -------------
Net increase (decrease) in cash and cash equivalents............           15,394              (147)           2,154
Cash and cash equivalents, beginning of fiscal year.............            2,007             2,154               --
                                                                      -------------     -------------    -------------
Cash and cash equivalents, end of fiscal year...................      $    17,401       $     2,007      $     2,154
                                                                      =============     =============    =============

                 See Notes to Condensed Financial Information.

                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                         THE BEAR STEARNS COMPANIES INC.
                              (PARENT COMPANY ONLY)
                    NOTES TO CONDENSED FINANCIAL INFORMATION

1.    General

      The condensed financial information of the Company (Parent Company Only) should be read in conjunction with the Consolidated Financial Statements of The Bear Stearns Companies Inc. and subsidiaries and the Notes thereto in The Bear Stearns Companies Inc. 2007 Annual Report to Stockholders (the "Annual Report") incorporated by reference in this Form 10-K.

      The condensed unconsolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions, including those regarding fair value measurements, stock-based compensation, certain accrued liabilities and the potential outcome of litigation and tax matters, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ materially from these estimates.

      Investments in wholly owned or other subsidiaries are accounted for using the equity method.

      For information on the following, refer to the indicated Notes to the Consolidated Financial Statements within the Annual Report.

         o Summary of Significant Accounting Policies (Note 1) o Fair Value of Financial Instruments (Note 2) o Financial Instruments (Note 3) o Variable Interest Entities and Mortgage Loan Special Purpose
            Entities (Note 6) o Short-Term Borrowings (Note 8) o Long-Term Borrowings (Note 9) o Preferred Stock (Note 10-refer to section entitled "Preferred Stock
            Issued by The Bear Stearns Companies Inc.")
         o  Employee Benefit Plan (Note 12)
         o  Stock Compensation Plans (Note 13)
         o  Commitments and Contingencies (Note 17)

      The Company engages in derivatives activities in order to modify the interest rate characteristics of its long and short-term debt. See "Hedging Activity" section of Note 4, "Derivatives and Hedging Activities", to the Consolidated Financial Statements in the Annual Report.

2.    Statement of Cash Flows

      Income taxes paid, net of refunds (consolidated) totaled approximately $561 million, $709 million and $146 million for the fiscal years ended November 30, 2007, 2006 and 2005, respectively. Cash payments for income taxes, net of refunds, would have been approximately $815 million, $1.1 billion and $572 million for the fiscal years ended November 30, 2007, 2006 and 2005, respectively, if increases in the value of equity instruments issued under share-based payment arrangements had not been deductible in determining taxable income. Cash payments for interest approximated interest expense for each of the periods presented.

                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                         THE BEAR STEARNS COMPANIES INC.
                              (PARENT COMPANY ONLY)
              NOTES TO CONDENSED FINANCIAL INFORMATION (CONTINUED)

3.    Transactions with Subsidiaries

      In the ordinary course of business the Company generates interest income by providing financing to its subsidiaries.

      The Company received from its consolidated subsidiaries dividends of approximately $1.5 billion, $1.8 billion and $787 million for the fiscal years ended November 30, 2007, 2006 and 2005, respectively. In addition, the Company provides its subsidiaries with the use of fixed assets for which the Company charges a fee.

      The Company has transactions with its subsidiaries determined on an agreed-upon basis. The Company also guarantees certain unsecured lines of credit and certain other obligations of subsidiaries, including obligations associated with foreign exchange forward contracts and interest rate swap transactions. Additionally, the Company guarantees certain obligations related to Guaranteed Preferred Beneficial Interests in Company Subordinated Debt Securities issued by subsidiaries.

      The Company also issues guarantees of counterparty obligations to subsidiaries in connection with certain activities of such subsidiaries.

4.    Subsequent Event

      Refer to Note 23, "Subsequent Events," in the Notes to Consolidated Financial Statements in Exhibit 99.1 to the Current Report on Form 8-K dated April 11, 2008.